UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to §240.14a-12
STEADFAST APARTMENT REIT, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange
Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:
[   ] Fee paid previously with preliminary materials.
[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

18100 Von Karman Avenue, Suite 500 Irvine, California 92612 (949) 852-0700 www.steadfastreits.com
Steadfast Apartment REIT, Inc.
September 17, 2019
Dear Stockholder:
On behalf of the Board of Directors, I cordially invite you to attend the 2019 Annual Meeting of Stockholders of Steadfast Apartment REIT, Inc., to be held on Tuesday, November 5, 2019, at 3:30 p.m. Pacific Time at our corporate offices at 18100 Von Karman Avenue, Suite 500, Irvine, California 92612. We look forward to your attendance.
The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement include information on the matters to be voted on at the 2019 Annual Meeting of Stockholders. Our Board of Directors has fixed the close of business on August 15, 2019, as the record date for the determination of stockholders entitled to notice of, and to vote at, the 2019 Annual Meeting of Stockholders or any adjournment or postponement thereof.
Your vote is very important. Regardless of the number of shares you own, it is important that your shares be represented at the 2019 Annual Meeting of Stockholders. ACCORDINGLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE 2019 ANNUAL MEETING OF STOCKHOLDERS IN PERSON, I URGE YOU TO SUBMIT YOUR PROXY AS SOON AS POSSIBLE. You may do this by completing, signing and dating the accompanying proxy card and returning it in the accompanying self-addressed, postage-paid return envelope. You may also electronically submit your proxy by internet at www.proxypush.com/STAR or vote by telephone by calling (866) 858-9505 and following the instructions provided.
Please follow the directions provided in the proxy statement. This will not prevent you from voting in person at the 2019 Annual Meeting of Stockholders, but will assure that your vote will be counted if you are unable to attend the 2019 Annual Meeting of Stockholders.
YOUR VOTE COUNTS. THANK YOU FOR YOUR ATTENTION TO THIS MATTER AND FOR YOUR CONTINUED SUPPORT OF OUR COMPANY.
Sincerely,
Rodney F. Emery
Chairman of the Board
Chief Executive Officer

STEADFAST APARTMENT REIT, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 5, 2019
NOTICE IS HEREBY GIVEN that the 2019 Annual Meeting of Stockholders of Steadfast Apartment REIT, Inc. (the “Company,” “we,” “our,” or “us”), will be held on Tuesday, November 5, 2019, at 3:30 p.m. Pacific Time at 18100 Von Karman Avenue, Suite 500, Irvine, California 92612 for the following purposes:

1.
to elect to the Board of Directors of the Company the five nominees named in the attached proxy statement to serve until the Company’s 2020 Annual Meeting of Stockholders and until each of their successors is duly elected and qualifies;

2.	to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and

3.	to transact such other business properly coming before the 2019 Annual Meeting of Stockholders or any adjournment or postponement thereof.
These items are discussed in the following pages, which are made part of this notice. Our stockholders of record at the close of business on August 15, 2019, are entitled to vote at the 2019 Annual Meeting of Stockholders. We reserve the right, in our sole discretion, to adjourn or postpone the 2019 Annual Meeting of Stockholders to provide more time to solicit proxies for the meeting.
You may obtain directions to attend the 2019 Annual Meeting of Stockholders by calling Investor Relations at (877) 240-7264.
Please sign and date the accompanying proxy card and return it promptly in the accompanying self-addressed, postage-paid return envelope whether or not you plan to attend. You may also submit your proxy by internet at www.proxypush.com/STAR or by telephone by calling (866) 858-9505. Instructions are included with the proxy card. Your vote is important to us and we urge you to submit your proxy card early. You may revoke your proxy at any time prior to its exercise. If you attend the 2019 Annual Meeting of Stockholders, you may vote in person, even if you previously returned your proxy card or authorized a proxy by telephone or electronically.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 5, 2019

Our proxy statement, form of proxy card and 2018 Annual Report are also available at www.proxypush.com/STAR.

STEADFAST APARTMENT REIT, INC.
18100 Von Karman Avenue
Suite 500
Irvine, CA 92612
(949) 852-0700

PROXY STATEMENT

The accompanying proxy is solicited by the board of directors (the “Board of Directors”) of Steadfast Apartment REIT, Inc. (the “Company,” “we,” “our,” or “us”) for use in voting at the 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) to be held on Tuesday, November 5, 2019, at 3:30 p.m. Pacific Time at 18100 Von Karman Avenue, Suite 500, Irvine, California 92612, and at any adjournment or postponement thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders provided with this proxy statement.
This proxy statement, form of proxy, and voting instructions are first being mailed or given to stockholders on or about September 17, 2019.
QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Q:	Why did you send me this proxy statement?

A:
We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote your shares at the 2019 Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”) and is designed to assist you in voting.

Q:	What is a proxy?

A:
A proxy is a person who votes the shares of stock of another person who is not able to attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing Rodney F. Emery and Ana Marie del Rio, each of whom serves as an officer of the Company, as your proxies, and you are giving them permission to vote your shares of common stock at the 2019 Annual Meeting. The appointed proxies will vote your shares of common stock as you instruct, unless you submit your proxy without instructions, in which case they will vote “FOR ALL” the nominees for the Board of Directors and “FOR” the ratification of Ernst & Young LLP (“Ernst & Young”) as our independent registered public accounting firm for the fiscal year ending December 31, 2019. With respect to any other proposals to be voted upon, they will vote in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in their discretion. If you do not submit your proxy, they will not vote your shares of common stock. This is why it is important for you to return the proxy card to us (or submit your proxy via telephone or electronically) as soon as possible whether or not you plan on attending the meeting.

If you authorize your proxy via telephone or electronically, please do not return your proxy card.

Q:	When is the annual meeting and where will it be held?

A:	The 2019 Annual Meeting will be held on Tuesday, November 5, 2019, at 3:30 p.m. Pacific Time at 18100 Von Karman Avenue, Suite 500, Irvine, California 92612.

Q:	What is the purpose of the 2019 Annual Meeting?

A:
Management will respond to questions from stockholders. In addition, representatives of Ernst & Young, our independent registered public accounting firm, are expected to be available during the 2019 Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to questions from our stockholders.

At the 2019 Annual Meeting, stockholders will vote upon the following:

•
the election to the Board of Directors of the five nominees named in this proxy statement to serve until the Company’s 2020 Annual Meeting of Stockholders and until each of their successors is duly elected and qualifies;

•	the ratification of the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and

•	the transaction of such other business properly coming before the 2019 Annual Meeting or any adjournment or postponement thereof.
No cumulative voting is authorized, and dissenters’ rights are not applicable to matters being voted upon.

Q:	What is the Board of Directors’ voting recommendation?

A:
Unless you give other instructions on your proxy card, the individuals appointed as your proxies will vote in accordance with the recommendation of the Board of Directors. The Board of Directors recommends that you vote your shares:

“FOR ALL” five nominees to the Board of Directors; and
“FOR” the ratification of the appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

Q:	Who is entitled to vote?

A:
Only stockholders of record at the close of business on August 15, 2019 (the “Record Date”), are entitled to receive notice of the 2019 Annual Meeting and to vote the shares of common stock of the Company that they held on the Record Date at the 2019 Annual Meeting, or any postponements or adjournments thereof. As of the Record Date, we had 52,229,665 shares of common stock issued and outstanding and entitled to vote. Each outstanding share of common stock entitles its holder to cast one vote on each proposal to be voted on during the 2019 Annual Meeting.

Q:	What constitutes a quorum?

A:
If a majority of the shares outstanding on the Record Date are present at the 2019 Annual Meeting, either in person or by proxy, we will have a quorum at the meeting permitting the conduct of business at the meeting. Abstentions and broker non-votes will be counted to determine whether a quorum is present. A broker “non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner.

Q:	What vote is required to approve each proposal that comes before the 2019 Annual Meeting?

A:
Election of Directors.    To elect the nominees for the Board of Directors, the affirmative vote of a majority of the shares of our common stock present in person or by proxy at a meeting at which a quorum is present must be cast in favor of the proposal. This means that a nominee for the Board of Directors needs to receive more votes for his or her election than withheld from or present but not voted in his or her election in order to be elected to the Board of Directors. Because of this requirement, “withheld” votes and broker non-votes will have the effect of a vote against each nominee for the Board of Directors. If an incumbent nominee for the Board of Directors fails to receive the required number of votes for re-election, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualifies.

Ratification of Auditors.    To approve the ratification of the appointment of Ernst & Young, the affirmative vote of a majority of all votes cast at a meeting at which a quorum is present must be cast in favor of the proposal. Abstentions and broker non-votes will have no impact on the proposal to ratify the appointment of Ernst & Young.

Q:	Can I attend the 2019 Annual Meeting?

A:
You are entitled to attend the 2019 Annual Meeting if you are a stockholder of record or a beneficial holder as of the close of business on August 15, 2019, or you hold a valid legal proxy for the 2019 Annual Meeting. If you are the stockholder of record, your name will be verified against the list of stockholders of record prior to your being admitted to the 2019 Annual Meeting. You should be prepared to present photo identification for admission. If you are a beneficial holder, you will need to provide proof of beneficial ownership as of the Record Date as well as your photo identification for admission. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the 2019 Annual Meeting.

Q:	How do I vote my shares at the 2019 Annual Meeting?

A:	You may vote your shares in the following manner:

•	Authorizing a Proxy by Mail — Stockholders may authorize a proxy by completing the accompanying proxy card and mailing it in the accompanying self-addressed, postage-paid return envelope.

•	Authorizing a Proxy by Telephone — Stockholders may authorize a proxy by calling (866) 858-9505 and following the instructions provided.

•	Authorizing a Proxy by Internet — Stockholders may authorize a proxy by completing the electronic proxy card at www.proxypush.com/STAR.

•	In Person at the Meeting — Stockholders of record may vote in person at the 2019 Annual Meeting. Written ballots will be passed out to those stockholders who want to vote at the meeting.
If your shares are held by a bank, broker or other nominee (that is, in “street name”), you are considered the beneficial owner of your shares and you should refer to the instructions provided by your bank, broker or nominee regarding how to vote. In addition, because a beneficial owner is not the stockholder of record, you may not vote shares held in street name at the 2019 Annual Meeting unless you obtain a “legal proxy” from the bank, broker or nominee that holds your shares, giving you the right to vote the shares at the meeting.

Q:	Can I revoke my proxy after I return my proxy card or after I authorize a proxy via telephone or the internet?

A:	If you are a stockholder of record as of August 15, 2019, you may revoke your proxy at any time before the proxy is exercised at the 2019 Annual Meeting by:

•	delivering to our Secretary a written notice of revocation;

•	returning a properly signed proxy bearing a later date; or

•	attending the 2019 Annual Meeting and voting in person (although attendance at the 2019 Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request).
To revoke a proxy previously submitted by mail, telephone or internet you may simply authorize a proxy again at a later date using the procedures set forth above, but before the deadline for mail, telephone or internet voting. The later submitted proxy will be recorded and the earlier proxy revoked.
If you hold shares of our common stock in street name, you will need to contact the institution that holds your shares and follow its instructions for revoking a proxy.

Q:	What happens if additional proposals are presented at the 2019 Annual Meeting?

A:
Other than the matters described in this proxy statement, we do not expect any additional matters to be presented for a vote at the 2019 Annual Meeting. If other matters are presented and you are voting by proxy, your proxy grants the individuals appointed as your proxies the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Q:	How will shares be voted if a stockholder does not give specific voting instructions in the proxy submitted by the stockholder?

A:
If you submit a proxy but do not indicate your specific voting instructions on one or more of the proposals listed in the Notice of Annual Meeting of Stockholders, your shares will be voted as recommended by the Board of Directors on those proposals.

Q:	Will my vote make a difference?

A:
Yes. Your vote is needed to ensure that the proposals can be acted upon. Unlike most other public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of our shares. As a result, a large number of our stockholders must be present in person or by proxy at our annual meetings to constitute a quorum. THEREFORE, YOUR VOTE IS VERY IMPORTANT EVEN IF YOU OWN ONLY A SMALL NUMBER OF SHARES! Your immediate response will help avoid potential delays and may save us significant additional expense associated with soliciting stockholder proxies. We encourage you to participate in the governance of the Company and welcome your attendance at the 2019 Annual Meeting.

Q:	Who will bear the costs of soliciting votes for the meeting?

A:
The Company will bear the entire cost of the solicitation of proxies from its stockholders. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our Board of Directors and officers who will not receive any additional compensation for such solicitation activities. We have engaged Mediant Communications, Inc. (“Mediant”) to assist with the solicitation of proxies in conjunction with the 2019 Annual Meeting and will pay Mediant an aggregate fee of approximately $86,000, plus reimburse them for out-of-pocket costs. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to our stockholders.

Q:	Who will count the votes?

A:	Dinesh Davar, Chief Financial Officer, Steadfast Companies, and Inspector of Elections, and Mediant will tabulate the votes.

Q:	Where can I find the voting results of the 2019 Annual Meeting?

A:
The Company will report voting results by filing with the SEC a Current Report on Form 8-K within four business days following the date of the 2019 Annual Meeting. If final voting results are not known when such report is filed, they will be announced in an amendment to such report within four business days after the final results become known.

Q:	Where can I find more information?

A:
We file annual, quarterly, current reports and other information with the SEC. Copies of our SEC filings, including exhibits, can be obtained free of charge on our website at www.steadfastreits.com. This website address is provided for your information and convenience. Our website is not incorporated into this proxy statement and should not be considered part of this proxy statement. Additionally, you may read and copy any reports, statements or other information we file with the SEC on the website maintained by the SEC at http://www.sec.gov. Our SEC filings are also available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.

Q:	If I share my residence with another stockholder of the Company, how many copies of the proxy statement should I receive?

A:
The SEC has adopted a rule concerning the delivery of disclosure documents that allows us to send a single set of any annual report, proxy statement, proxy statement combined with a prospectus, or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “householding.” This rule benefits both you and the Company. It reduces the volume of duplicative information received at your household and helps the Company reduce expenses. Each stockholder subject to householding will continue to receive a separate proxy card or voting instruction card.

The Company will deliver promptly, upon written or oral request, a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the document was previously delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies to Mediant at (844) 391-3598 or write to P.O. Box 8035, Cary, NC 27512-9916. If you are a stockholder that receives multiple copies of our proxy materials, you may request householding by contacting us in the same manner and requesting a householding consent.

PROPOSAL 1
ELECTION OF THE BOARD OF DIRECTORS
The Board of Directors has nominated Rodney F. Emery, Ella S. Neyland, Kerry D. Vandell, G. Brian Christie and Thomas H. Purcell each for a term of office commencing on the date of the 2019 Annual Meeting and ending on the date of the 2020 Annual Meeting of Stockholders and until each of their successors is duly elected and qualifies. The Board of Directors currently consists of five directors comprising Messrs. Emery, Vandell, Christie and Purcell and Ms. Neyland. The Board of Directors believes the nominees have played and will continue to play a vital role in our management and operations, particularly in connection with the continued growth and success of our Company through their participation on the Board of Directors.
Unless otherwise instructed on the proxy, the shares represented by proxies will be voted “FOR ALL” nominees. Each of the nominees has consented to being named as a nominee in this proxy statement and has agreed that, if elected, he or she will serve on the Board of Directors for a one-year term and until his or her successor has been elected and qualifies. If any nominee becomes unavailable for any reason to serve as a director, the shares represented by proxies may be voted for a substitute nominee designated by the Board of Directors. We are not aware of any family relationship among any of the nominees to become members of the Board of Directors or executive officers of the Company. Each of the nominees for election has stated that there is no arrangement or understanding of any kind between him or her and any other person relating to his or her election as a member to the Board of Directors except that each nominee has agreed to serve as a member to our Board of Directors if elected.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” FIVE NOMINEES TO THE BOARD OF DIRECTORS.

 Information about Director Nominees
The following table and biographical descriptions set forth information with respect to the individuals who are our nominees for the Board of Directors:

Name	Age	Position
Rodney F. Emery	69	Chairman of the Board of Directors and Chief Executive Officer
Ella S. Neyland	65	Affiliated Director and President
Kerry D. Vandell	72	Independent Director
G. Brian Christie	72	Independent Director
Thomas H. Purcell	69	Independent Director
Rodney F. Emery has served as our Chairman of the Board since August 2013 and as our Chief Executive Officer since September 2013. Mr. Emery also serves as Chairman of the board of directors and Chief Executive Officer of Steadfast Income REIT, Inc. (“Steadfast Income REIT”), positions he has held since its inception in May 2009. In addition, Mr. Emery serves as the Chairman of the board of directors and Chief Executive Officer of Steadfast Apartment REIT III, Inc. (“Steadfast Apartment REIT III”), positions he has held since January 2016 and August 2015, respectively. Mr. Emery is the founder of Steadfast Companies and is responsible for the corporate vision, strategy and overall guidance of the operations of Steadfast Companies. Mr. Emery chairs the Steadfast Executive Committee, which establishes policy and strategy and acts as the general oversight committee of Steadfast Companies. Mr. Emery also serves on the Steadfast Companies Investment Committee and is a member of the Board of Managers of Stira Capital Markets Group, LLC (“Stira Capital Markets Group”). Prior to founding Steadfast Companies in 1994, Mr. Emery served for 17 years as the President of Cove Properties, a diversified commercial real estate firm specializing in property management, construction and development with a specialty in industrial properties. Mr. Emery received a Bachelor of Science in Accounting from the University of Southern California and serves on the board of directors of several non-profit organizations.
Our Board of Directors, excluding Mr. Emery, determined that Mr. Emery is qualified to serve as one of our directors due to the leadership positions previously and currently held by Mr. Emery and Mr. Emery’s extensive experience acquiring, financing, developing and managing multifamily, hotel, office, industrial and retail real estate assets throughout the country.
Ella S. Neyland has served as our President since September 2013 and an affiliated director since August 2013. Ms. Neyland also serves as President and an affiliated director of Steadfast Income REIT, positions she has held since October 2012, and she served as an independent director of Steadfast Income REIT from October 2011 to September 2012. In addition, Ms. Neyland serves as the President and an affiliated director of Steadfast Apartment REIT III, positions she has held since August 2015 and January 2016, respectively. Ms. Neyland was a founder of Thin Centers MD (“TCMD”), which provides medically supervised weight loss programs, and served as its Chief Financial Officer from February 2011 to October 2011. Prior to founding TCMD, Ms. Neyland was a founder of Santa Barbara Medical Innovations, LLC, a privately owned company that owns and leases low-level lasers to medical groups, and served as its Chief Financial Officer from December 2008 to February 2011. From October 2004 to December 2008, Ms. Neyland was a financial advisor of Montecito Medical Investment Company, a private real estate acquisition and development company headquartered in Santa Barbara, California. From April 2001 to September 2004, Ms. Neyland served as the Executive Vice President, Treasurer and Investor Relations Officer of United Dominion Realty Trust, Inc., where she was responsible for capital market transactions, banking relationships and presentations to investors and Wall Street analysts. Ms. Neyland also served as a voting member of the Investment Committee of United Dominion Realty Trust, Inc. that approved the repositioning of over $3 billion of investments. Prior to working at United Dominion

Realty Trust, Inc., Ms. Neyland served as the Chief Financial Officer at Sunrise Housing, Ltd, a privately owned apartment development company, from November 1999 to March 2001. Ms. Neyland also served as Executive Director of CIBC World Markets, which provides investment, research and corporate banking products, from November 1997 to October 1999. From July 1990 to October 1997, Ms. Neyland served as the Senior Vice President of Finance and the Vice President of Troubled Debt Restructures/Finance for the Lincoln Property Company, a commercial real estate development and management company. From November 1989 to July 1990, Ms. Neyland was the Vice President/Portfolio Manager at Bonnet Resources Corporation, a subsidiary of BancOne. Prior to her employment at Bonnet Resources Corporation, Ms. Neyland served on the board of directors and as the Senior Vice President/Director of Commercial Real Estate Lending at Commerce Savings Association , a subsidiary of the publicly held American Century Corporation, from May 1983 to March 1989. Ms. Neyland received a Bachelor of Science in Finance from Trinity University in San Antonio, Texas.
Our Board of Directors, excluding Ms. Neyland, determined that Ms. Neyland is qualified to serve as one of our directors due to Ms. Neyland’s prior service in real estate and banking.
Kerry D. Vandell has served as one of our independent directors since August 2013. Dr. Vandell also served as an independent director of Steadfast Income REIT from October 2012 to August 2015. In March 2016, Dr. Vandell was appointed an independent member of the board of directors of the PREDEX Fund, a mutual fund invested in privately offered, non-traded, perpetual-life institutional real estate funds. Dr. Vandell currently serves as the Dean’s Professor Emeritus of Economics and Public Policy and Director Emeritus of the Center for Real Estate at the Paul Merage School of Business at the University of California-Irvine (“UCI”), having joined UCI in July 2006. He also has held courtesy appointments at UCI’s School of Law and the Department of Planning, Policy and Design in the School of Social Ecology since 2008. Before joining UCI, Dr. Vandell was on the faculty of the University of Wisconsin-Madison for 17 years (1989-2006), where he served as the Tiefenthaler Chaired Professor of Real Estate and Urban Land Economics, the Director of the Center for Urban Land Economics Research, and the Chairman of the Department of Real Estate and Urban Land Economics. His first academic appointment was at Southern Methodist University (1976-1989), where he ultimately served as Professor and Chairman of the Department of Real Estate and Regional Science. Dr. Vandell has researched and consulted extensively in the areas of real estate investment, urban/real estate/environmental economics, mortgage finance, housing economics and policy, and valuation theory and is principal in the consulting firm KDV Associates, providing expert testimony in major litigation matters internationally. He has also previously served as a board member for firms representing the commercial banking, real estate investment trusts and shopping center sectors. Dr. Vandell received his Ph.D. from the Massachusetts Institute of Technology in Urban Studies and Planning, his M.C.P. in City and Regional Planning from Harvard University, and his undergraduate and master’s degrees in Mechanical Engineering from Rice University. He has authored or co-authored over 70 publications and has been invited to provide numerous presentations on the topics of finance, economics and real estate.
Our Board of Directors, excluding Dr. Vandell, determined that Dr. Vandell is qualified to serve as one of our directors due to Dr. Vandell’s prior position as a finance professor and his real estate program experience.
G. Brian Christie has served as one of our independent directors since August 2013. Mr. Christie has practiced as an attorney in the real estate, corporate and banking fields since 1979. Mr. Christie currently serves as a principal of Christie Law Firm, a position he has held since 2005. From 1998 to 2005, Mr. Christie served as Chief Executive Officer of Liti Holographics, Inc., a 3-D optical technology company. From 1992 to 1997, Mr. Christie served as a Director, Executive Vice President and General Counsel of ARV Assisted Living, Inc. (“ARV”), a company which acquired, developed and operated multifamily apartments, senior apartments and assisted living apartments. While at ARV, Mr. Christie played an integral role in the listing of ARV on NASDAQ. Prior to joining ARV, Mr. Christie was a partner at the law firm of Good, Wildman, Hegness and Walley. Mr. Christie received a Bachelor of Arts from Calvary Bible College, a Master of Theology from Dallas Theological Seminary and a Juris Doctor from the University of Texas

Law School. Mr. Christie is a member of the State Bar of California, the State Bar of Virginia and the American Bar Association.
Our Board of Directors, excluding Mr. Christie, determined that Mr. Christie is qualified to serve as one of our directors due to Mr. Christie’s prior experience as a director and officer in the multifamily industry.
Thomas H. Purcell has served as one of our independent directors since August 2013. Mr. Purcell has been actively involved in the real estate development business since 1972. Since September 2009, Mr. Purcell has served as Chairman and Chief Executive Officer of the Curci Companies, a real estate investment company that owns and manages office, industrial and retail property throughout the western United States. From April 1998 to August 2009, Mr. Purcell was Co-Founder and President of Spring Creek Investors, LLC, a private equity capital business focused on real estate development. From 1996 to 1998, Mr. Purcell served as President of Diversified Shopping Centers, where he developed and managed neighborhood and community shopping centers. From 1977 to 1996, Mr. Purcell was Co-Founder and President of a shopping center development business that developed and renovated over four million square feet of retail shopping centers. Prior to 1977, Mr. Purcell was employed at a shopping center development company where he headed the development and construction management team and served as the controller. Since 2007, Mr. Purcell has been a board member of Bixby Land Company, a private industrial REIT, where he also chairs the investment committee and is a member of the audit and compensation committees. Mr. Purcell is a member of the International Council of Shopping Centers (“ICSC”), and previously served as Western Division Vice President and on the Board of Trustees and Executive Committee of ICSC and was a trustee of the ICSC Educational Foundation. He formerly served as a board member of the California Business Properties Association and an advisory board member of Buchanan Street Partners and Western National Realty Fund. Mr. Purcell received a Bachelor of Science in Finance from the University of Southern California.
Our Board of Directors, excluding Mr. Purcell, determined that Mr. Purcell is qualified to serve as one of our directors due to Mr. Purcell’s prior experience as an executive of real estate investment and development companies.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee selected and appointed the firm of Ernst & Young to act as our independent registered public accounting firm for the year ending December 31, 2019. Ratification of the appointment of Ernst & Young requires the affirmative vote of a majority of the votes cast in person or by proxy at a meeting at which a quorum is present. Any shares not voted, whether by abstention, broker non-vote or otherwise, have no impact on the vote.
Although stockholder ratification of the appointment of our independent auditor is not required by our bylaws or otherwise, we are submitting the selection of Ernst & Young to our stockholders for ratification as a matter of good corporate governance practice. Even if the selection is ratified, our Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company. If our stockholders do not ratify the Audit Committee’s selection, the Audit Committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of our independent registered public accounting firm.
Representatives of Ernst & Young are expected to be available during the 2019 Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to questions from our stockholders.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

EXECUTIVE OFFICERS
The following table and biographical descriptions set forth information with respect to our executive officers:

Name	Age	Position
Rodney F. Emery	69	Chairman of the Board of Directors and Chief Executive Officer
Ella S. Neyland	65	Affiliated Director and President
Kevin J. Keating	57	Chief Financial Officer and Treasurer
Ana Marie del Rio	65	Secretary and Compliance Officer
For biographical information regarding Mr. Emery and Ms. Neyland, see “Proposal 1— Information about Director Nominees”.
Kevin J. Keating has served as our Chief Financial Officer and Treasurer since November 2017 and September 2013, respectively, and as our advisor’s Treasurer and Chief Accounting Officer since September 2013, where he focuses on the accounting function and compliance responsibilities for us and our advisor. Mr. Keating has also served as Chief Financial Officer and Treasurer of Steadfast Income REIT, since November 2017 and April 2011, respectively, and as Chief Financial Officer and Treasurer of Steadfast Apartment REIT III since November 2017 and August 2015, respectively. Prior to joining Steadfast Companies, Mr. Keating served as Senior Audit Manager with BDO, USA, LLP (formerly BDO Seidman, LLP), an accounting and audit firm, from June 2006 to January 2011. From June 2004 to June 2006, Mr. Keating served as Vice President and Corporate Controller of Endocare, Inc., a medical device manufacturer. Mr. Keating has extensive experience working with public companies and served as Assistant Controller and Audit Manager for Ernst & Young from 1988 to 1999. Mr. Keating holds a Bachelor of Science in Accounting from St. John’s University in New York, New York and is a certified public accountant.
Ana Marie del Rio has served as our Secretary and Compliance Officer since September 2013. Ms. del Rio also serves as Secretary and Compliance Officer of Steadfast Income REIT, positions she has held since its inception in May 2009 and Secretary and Compliance Officer of Steadfast Apartment REIT III since August 2015. Ms. del Rio also serves as the Chief Legal Officer for Steadfast Companies and manages the Risk Management and Legal Services Departments for Steadfast Companies. Ms. del Rio works closely with Steadfast Management Company, Inc. in the management and operation of Steadfast Companies’ residential apartment homes, especially in the area of compliance. Prior to joining Steadfast Companies in April 2003, Ms. del Rio was a partner in the public finance group at Orrick, Herrington & Sutcliffe, LLP, where she practiced from September 1993 to April 2003, representing both issuers and underwriters in financing single-family and multifamily housing and other types of public-private and redevelopment projects. From 1979 to 1993, Ms. del Rio co-owned and operated a campaign consulting and research company specializing in local campaigns and ballot measures. Ms. del Rio received a Juris Doctor from the University of the Pacific, McGeorge School of Law, and received a Master of Public Administration and a Bachelor of Arts from the University of Southern California.  Ms. del Rio serves on the Board of Directors of Project Access and is a lecturer for the University of California, Irvine, School of Law.

CORPORATE GOVERNANCE
Board of Directors
We operate under the direction of our Board of Directors. The Board of Directors oversees our operations and makes all major decisions concerning our business. The Board of Directors held six meetings during the fiscal year ended December 31, 2018. Each of our directors attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Directors held during the period for which he or she served as a member of the Board of Directors and (b) the total number of meetings held by all committees of the Board of Directors on which he or she served during the periods in which he or she served.
Director Attendance at Annual Meetings
Although we have no policy with regard to attendance by the members of the Board of Directors at our annual meetings, we invite and encourage the members of the Board of Directors to attend our annual meetings to foster communication between stockholders and the Board of Directors. All of our directors attended the 2018 Annual Meeting of Stockholders.
Contacting the Board of Directors
Our Board of Directors provides a process for stockholders to send communications to the Board of Directors. Any stockholder who desires to contact members of the Board of Directors may do so by writing: c/o Steadfast Apartment REIT, Inc. Board of Directors, 18100 Von Karman Avenue, Suite 500, Irvine, California 92612, Attention: Secretary. Communications received will be distributed by our Secretary to such member or members of the Board of Directors as deemed appropriate by our Secretary, depending on the facts and circumstances outlined in the communication received. For example, if any questions regarding accounting, internal accounting controls and auditing matters are received, they will be forwarded by our Secretary to the Audit Committee for review.
Director Independence
Our Articles of Amendment and Restatement (our “Charter”), provides that a majority of our directors must be “independent directors.” Two of our directors, Rodney F. Emery and Ella S. Neyland, are affiliated with us and therefore each is not considered an “independent director” as defined by our Charter. Our remaining directors, Kerry D. Vandell, G. Brian Christie and Thomas H. Purcell, qualify as independent directors as defined in our Charter in compliance with the requirements of the North American Securities Administrators Association’s Statement of Policy Regarding Real Estate Investment Trusts, as revised and adopted on May 7, 2007. As defined in our Charter, the term “independent director” means a director who is not on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly, associated with Steadfast REIT Investments, LLC, our sponsor, or Steadfast Apartment Advisor, LLC, our advisor, by virtue of (1) ownership of an interest in our sponsor, our advisor or any of their affiliates, other than the Company, (2) employment by our sponsor, our advisor or any of their affiliates, (3) service as an officer or director of our sponsor, our advisor or any of their affiliates, other than as a director of the Company, (4) performance of services, other than as a director, for the Company, (5) service as a director or trustee of more than three real estate investment trusts organized by our sponsor or advised by our advisor, or (6) maintenance of a material business or professional relationship with our sponsor, our advisor or any of their affiliates.
Although our shares are not listed for trading on any national securities exchange, a majority of the members of our Board of Directors, and all of the members of the Audit Committee are “independent” as defined by the New York Stock Exchange. The New York Stock Exchange standards provide that to qualify as an independent director, in addition to satisfying certain bright-line criteria, the Board of Directors must affirmatively determine that a director has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us). The Board of Directors determined that Messrs. Vandell, Christie and Purcell each satisfies the bright-line criteria and that none has a relationship with us that would interfere with such person’s ability to exercise independent judgment as a member of the Board of Directors.
Nomination of Directors
We do not have a standing nominating committee. Our Board of Directors determined that it is appropriate not to have a nominating committee because our Board of Directors presently considers all matters for which a nominating committee would be responsible. Each member of our Board of Directors participates in the consideration of nominees. While we do not have any minimum qualifications with respect to nominees, our Board of Directors considers many factors in connection with each candidate, including judgment, integrity, diversity, prior experience, the value of the candidate’s experience relative to the experience of other members of the Board of Directors and the candidate’s willingness to devote substantial time and effort to the responsibilities of the Board of Directors. Our Board of Directors does not have a formal written policy regarding the consideration of diversity in identifying nominees for the Board of Directors. Nevertheless, considerations of diversity will continue to be important factors in identifying and recruiting new members of the Board of Directors.
Our Board of Directors also will consider recommendations made by stockholders for nominees of the Board of Directors. In order to be considered by our Board of Directors, recommendations made by stockholders must be submitted within the timeframe required to request a proposal to be included in the proxy materials. See “Proposals for 2020 Annual Meeting of Stockholders.” In evaluating the persons recommended as potential members of the Board of Directors, our Board of Directors will consider each candidate without regard to the source of the recommendation and take into account those factors that our Board of Directors determines are relevant. Stockholders may directly nominate potential members for the Board of Directors (without the recommendation of our Board of Directors) by satisfying the procedural requirements for such nomination as provided in Article II, Section 11 of our bylaws.
Board Structure; Role in Risk Management
Rodney F. Emery serves as our Chairman of the Board of Directors and Chief Executive Officer. The independent directors have determined that the most effective leadership structure for us at the present time is for our Chief Executive Officer to also serve as Chairman of the Board of Directors. The independent directors believe that because our Chief Executive Officer is ultimately responsible for our day-to-day operations and for executing our business strategy, and because our performance is an integral part of the deliberations of our Board of Directors, our Chief Executive Officer is the director best qualified to act as Chairman of the Board of Directors. Our Board of Directors retains the authority to modify this structure to best address our unique circumstances and to advance the best interests of all stockholders, as and when appropriate. Mr. Purcell serves as our lead independent director. The lead independent director is appointed to carry out the following responsibilities: (i) preside at executive sessions of independent directors; (ii) engage with other directors to identify discussion topics for executive sessions; (iii) facilitate communication between the independent directors and the Chairman of the Board of Directors and Chief Executive Officer; (iv) call meetings of the independent directors, as necessary; and (v) carry out any other responsibilities designated by the independent directors. Our Board of Directors believes that the current structure is appropriate as all of our independent directors are actively involved in board meetings.
Our Board of Directors has an active role in overseeing the management of risks applicable to us and our operations. We face a number of risks, including economic risks, environmental and regulatory risks, and other risks such as the impact of competition. How well we manage these and other risks can ultimately determine our success. The Board of Directors manages our risk through its approval of all property acquisitions, assumptions of debt and its oversight of our executive officers and our advisor. The Board of Directors may also establish committees it deems appropriate to address specific areas in more depth than may be possible at a full Board of Directors meeting, provided that the majority of the members of each committee are independent directors. To date, our Board of Directors established an Audit Committee, an Investment Committee, a Valuation Committee and a Special Committee. The Audit Committee oversees management of accounting, financial, legal and regulatory risks. The Investment Committee reviews specific investments proposed by our advisor as well as our investment policies and procedures along with the inherent risks of our business. The Valuation Committee oversees the process of determining the Company’s estimated value per share of our common stock. The Special Committee was formed for the purpose of reviewing, considering, investigating, evaluating, proposing and, if deemed appropriate by the Special Committee, negotiating the Company’s proposed mergers with each of Steadfast Income REIT and Steadfast Apartment REIT III and, among other matters, determining whether the mergers are fair and in the best interests of the Company and its stockholders.
Audit Committee
Our Board of Directors established an Audit Committee. The Audit Committee’s function is to assist our Board of Directors in fulfilling its responsibilities by overseeing: (1) the systems of our internal accounting and financial controls; (2) our financial reporting processes; (3) the independence, objectivity and qualification of our independent auditors; (4) the annual audit of our financial statements; and (5) our accounting policies and disclosures. The members of the Audit Committee are G. Brian Christie, Thomas H. Purcell and Kerry D. Vandell. All of the members of the Audit Committee are “independent” as defined by our Charter and the New York Stock Exchange. All members of the Audit Committee have significant financial and/or accounting experience. Our Board of Directors determined that Dr. Vandell satisfies the SEC’s requirements for our “audit committee financial expert” and also serves as the Chairman of the Audit Committee.
The Audit Committee adopted a written charter under which it operates. The Audit Committee Charter is available on our website at www.steadfastreits.com. The Audit Committee held four meetings during the year ended December 31, 2018.
Investment Committee
Our Board of Directors established an Investment Committee. Our Board of Directors delegated to the Investment Committee certain responsibilities with respect to investment in specific investments proposed by our advisor and the authority to review our investment policies and procedures on an ongoing basis. The Investment Committee must at all times be comprised of at least three members, a majority of whom must be independent directors. The current members of the Investment Committee are Rodney F. Emery, G. Brian Christie and Thomas H. Purcell, with Mr. Emery serving as the Chairman of the Investment Committee.
With respect to investments, the Investment Committee has the authority to approve all acquisitions, developments and dispositions of real estate and real estate-related assets consistent with our investment objectives for a purchase price, total project cost or sales price of up to 10% of the cost of our total assets as of the date of investment.
The Investment Committee held one meeting during the year ended December 31, 2018.

Valuation Committee
Our Board of Directors established a Valuation Committee. The Valuation Committee’s function, as recommended by the Institute for Portfolio Alternatives (formerly known as the Investment Program Association), is to perform the following functions in connection with the determination of an estimated per share value of our common stock: (1) ratify and approve the engagement of valuation advisory services, its scope of work and any amendments thereto; (2) review and approve the proposed valuation process and methodology to be used to determine the estimation of the per share value of our common stock; (3) review the reasonableness of the valuation or range of value resulting from the process; and (4) recommend the final proposed valuation for approval by the Board of Directors. The members of the Valuation Committee are Thomas H. Purcell, G. Brian Christie and Kerry D. Vandell, with Mr. Purcell serving as Chairman of the Valuation Committee.
The Valuation Committee held two meetings during the year ended December 31, 2018.
Special Committee
Our Board of Directors established a Special Committee. The Special Committee was formed for the purpose of reviewing, considering, investigating, evaluating, proposing and, if deemed appropriate by the Special Committee, negotiating the Company’s proposed mergers with each of Steadfast Income REIT and Steadfast Apartment REIT III and, among other matters, determining whether the mergers are fair and in the best interests of the Company and its stockholders. The members of the Special Committee are Thomas H. Purcell, G. Brian Christie and Kerry D. Vandell, with Mr. Purcell serving as the chairman of the Special Committee.
The Special Committee held 20 meetings during the year ended December 31, 2018.
Pre-Approval Policies
The Audit Committee Charter requires our Audit Committee to pre-approve all auditing services performed for us by our independent auditors as well as all permitted non-audit services in order to ensure that the provision of such services does not impair the auditors’ independence. In determining whether or not to pre-approve services, our Audit Committee will consider whether the service is a permissible service under the rules and regulations promulgated by the SEC. Our Audit Committee, may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided any such approval is presented to and approved by the full Audit Committee at its next scheduled meeting.
All services rendered by Ernst & Young for the years ended December 31, 2018 and 2017 were pre-approved in accordance with the policies and procedures described above.
Audit Fees and Non-Audit Fees
The aggregate fees billed to us for professional accounting services, including the audit of our financial statements and the non-audit fees charged to us by Ernst & Young, all of which were pre-approved by the Audit Committee, are set forth in the table below:

	For the Year Ended December 31,
	2018	2017
Audit fees	$497,652	$477,285
Audit-related fees	—	—
Tax fees	111,033	70,296
All other fees	1,720	—
Total	$610,405	$547,581
For purposes of the preceding table, Ernst & Young’s professional fees are classified as follows:

•
Audit fees — These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by Ernst & Young in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements.

•
Audit-related fees — These are fees for assurance and related services that traditionally are performed by independent auditors that are reasonably related to the performance of the audit or review of the financial statements, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, internal control reviews and consultation concerning financial accounting and reporting standards.

•
Tax fees — These are fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the Internal Revenue Service and similar state and local agencies, as well as federal, state and local tax issues related to due diligence.

•	All other fees — These are fees for any services not included in the above-described categories.

AUDIT COMMITTEE REPORT TO STOCKHOLDERS
The Audit Committee of the Board of Directors of Steadfast Apartment REIT, Inc. (the “Company”) operates under a written charter. The role of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board of Directors, including: (1) the integrity of the Company’s financial statements and internal control over financial reporting, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence and (4) the performance of the Company’s independent auditor and internal audit function.
The Company’s management has the primary responsibility for the Company’s financial statements as well as its financial reporting process, principles and internal controls. Ernst & Young LLP (“Ernst & Young”), the Company’s independent registered public accounting firm for 2018, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with U.S. generally accepted accounting principles. The members of the Audit Committee are not full-time employees of the Company and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to below do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent.”
In this context, in fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the Company’s audited financial statements as of and for the year ended December 31, 2018 with management and discussed the quality and acceptability of the financial reporting and controls of the Company.
The Audit Committee reviewed with Ernst & Young their judgments as to the quality and the acceptability of the financial statements and the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee received from Ernst & Young the written disclosures and the letter required by applicable requirements of the PCAOB regarding Ernst & Young’s communications with the Audit Committee concerning independence, and discussed with Ernst & Young their independence from the Company. In addition, the Audit Committee considered whether Ernst & Young’s provision of non-audit services is compatible with Ernst & Young’s independence.
The Audit Committee discussed with Ernst & Young the overall scope and plans for the audit. The Audit Committee meets periodically with Ernst & Young, with and without management present, to discuss the results of their examinations and their evaluations of the overall quality of the financial reporting of the Company.
Based on the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on March 14, 2019.
Audit Committee:
Kerry D. Vandell, Chairperson
G. Brian Christie
Thomas H. Purcell

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Compensation of our Executive Officers
We currently have no employees. Our day-to-day management functions are performed by our advisor and its related affiliates. Our executive officers are all employees of our advisor and its affiliates. We do not pay any of these individuals for serving in their respective positions. As a result, we do not have, and our Board of Directors has not considered, a compensation policy or program for our executive officers. Accordingly, we have not included a Compensation Committee Report or a Compensation Discussion and Analysis in this proxy statement.
Compensation of our Directors
The following table sets forth the compensation paid to our directors during the fiscal year ended December 31, 2018:

Name	Fees Earned or Paid in Cash in 2018(1)	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation	All Other Compensation	Total
G. Brian Christie(2)(3)	$158,750	$25,290	$—	$—	$—	$7,123	$191,163
Thomas H. Purcell(2)(3)	170,000	25,290	—	—	—	—	195,290
Kerry D. Vandell(2)(3)	167,250	25,290	—	—	—	—	192,540
Ella S. Neyland(4)	—	—	—	—	—	—	—
Rodney F. Emery(4)	—	—	—	—	—	—	—
	$496,000	$75,870	$—	$—	$—	$7,123	$578,993
________________

(1)
The amounts shown in this column include payments made to members of the Special Committee, which was formed during the year ended December 31, 2018. The members of the Special Committee are our independent directors. Each independent director received a one-time retainer of $63,750, and the Special Committee chairperson received an additional $11,250. In addition, each Special Committee member receives meeting fees as described below in “—Cash Compensation,” provided there is no daily limit for Special Committee meeting fees.

(2)	Independent directors.

(3)
On August 8, 2018, we granted each of our three independent directors 1,666 shares of restricted common stock in connection with their re-election to the Board of Directors pursuant to our independent directors’ compensation plan. The grant date fair value of the stock was $15.18 per share for an aggregate amount of $25,290 for each independent director. Of these shares of restricted common stock granted in 2018, each independent director had 1,250 shares of restricted common stock that remained unvested as of December 31, 2018. The amounts shown in this column reflect the aggregate fair value of shares of restricted stock granted under our independent directors’ compensation plan computed as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

(4)	Directors who are also our executive officers or executive officers of our advisor and its affiliates do not receive compensation for services rendered as a director.

Cash Compensation
We pay each of our independent directors:

•	annual compensation of $55,000 (the audit committee chairperson receives an additional $10,000 annual compensation);

•	$2,500 for each in-person Board of Directors meeting attended;

•	$1,500 for each in-person committee meeting attended; and

•	$1,000 for each teleconference meeting of the Board of Directors or committee.
We will not pay in excess of $4,000 for any one set of meetings attended on any given day.
Equity Plan Compensation
Our Board of Directors approved and adopted an independent directors’ compensation plan, which operates as a sub-plan of our long-term incentive plan. Under the independent directors’ compensation plan and subject to such plan’s conditions and restrictions, each of our current independent directors was entitled to receive 3,333 shares of restricted common stock once we raised $2,000,000 in gross offering proceeds from our initial public offering. Each subsequent independent director that joins our Board of Directors receives 3,333 shares of restricted common stock upon election to our Board of Directors. In addition, on the date following an independent director’s re-election to our Board of Directors, he or she receives 1,666 shares of restricted common stock. The shares of restricted common stock granted pursuant to our independent directors’ compensation plan generally vest in four equal annual installments beginning on the date of grant and ending on the third anniversary of the date of grant; provided, however, that the restricted stock will become fully vested on the earlier to occur of: (1) the termination of the independent director’s service as a director due to his or her death or disability, or (2) a change in control of the Company.
Compensation Committee Interlocks and Insider Participation
We currently do not have a compensation committee of our Board of Directors. Our Board of Directors believes it is appropriate for us not to have a compensation committee because we do not pay, or plan to pay, any compensation to our officers. There are no interlocks or insider participation as to compensation decisions required to be disclosed pursuant to SEC regulations.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information about our common stock that may be issued upon the exercise of options, warrants and rights under our incentive award plan, as of December 31, 2018.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders:	—	—	965,011
Equity compensation plans not approved by security holders:	N/A	N/A	N/A
Total	—	—	965,011

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT
The following table shows, as of August 15, 2019, the amount of our common stock beneficially owned (unless otherwise indicated) by: (1) any person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (2) our Board of Directors, (3) our executive officers and (4) all of our Board of Directors and executive officers as a group.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percentage
Rodney F. Emery(3)	39,134	*
G. Brian Christie	11,663	*
Thomas H. Purcell(4)	17,102	*
Kerry D. Vandell	13,443	*
Ella S. Neyland	370	*
Kevin J. Keating	—	*
Ana Marie del Rio	3,770	*
All officers and directors as a group (seven persons)	85,482	*
________________

*	Indicates less than 1% of the outstanding common stock.

(1)	The address of each named beneficial owner is c/o Steadfast Apartment REIT, Inc., 18100 Von Karman Avenue, Suite 500, Irvine, CA, 92612.

(2)	None of the shares are pledged as security.

(3)	Includes 13,500 shares owned by Steadfast REIT Investments, LLC, which is primarily indirectly owned and controlled by Rodney F. Emery.

(4)	Includes 3,704 shares owned by THP Management, LLC, which is primarily owned and controlled by Thomas H. Purcell.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires each director, officer and individual beneficially owning more than 10% of our common stock to file with the SEC, within specified time frames, initial statements of beneficial ownership of our common stock (Form 3) and statements of changes in beneficial ownership of our common stock (Forms 4 and 5). These specified time frames require the reporting of changes in ownership within two business days of the transaction giving rise to the reporting obligation. Reporting persons are required to furnish us with copies of all Section 16(a) forms filed with the SEC. Based solely on a review of the copies of such forms furnished to us during and with respect to the fiscal year ended December 31, 2018, or written representations that no additional forms were required, we believe that all required Section 16(a) filings were timely and correctly made by reporting persons during 2018.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS
The following describes all transactions during the six months ended June 30, 2019 and the year ended December 31, 2018, and currently proposed transactions, involving us, our directors, our advisor, our sponsor and any affiliate thereof. Our independent directors are specifically charged with and have examined the fairness of such transactions to our stockholders, and have determined that all such transactions are fair and reasonable to us.
Ownership Interests
On September 3, 2013, our sponsor, Steadfast REIT Investments, LLC, purchased 13,500 shares of our common stock for an aggregate purchase price of $202,500 and was admitted as our initial stockholder. Our sponsor is majority owned and controlled indirectly by Rodney F. Emery, our Chairman of the Board of Directors and Chief Executive Officer, through Steadfast REIT Holdings, LLC (“Steadfast Holdings”).
On September 3, 2013, our advisor purchased 1,000 shares of our convertible stock for an aggregate purchase price of $1,000. As of December 31, 2018, our advisor owned 100% of our outstanding convertible stock. We are the general partner of our operating partnership, Steadfast Apartment REIT Operating Partnership, L.P. Steadfast Apartment REIT Limited Partner, LLC, our wholly-owned subsidiary, has made a $1,000 capital contribution to our operating partnership as the initial limited partner.
Our convertible stock will convert into shares of our common stock if and when: (A) we have made total distributions on the then outstanding shares of our common stock equal to the original issue price of those shares plus an aggregate 6.0% cumulative, non-compounded, annual return on the original issue price of those shares, (B) we list our common stock for trading on a national securities exchange or (C) our advisory agreement (defined below) is terminated or not renewed (other than for “cause” as defined in our advisory agreement). In the event of a termination or non-renewal of our advisory agreement for cause, all of the shares of the convertible stock will be redeemed by us for $1.00. In general, each share of our convertible stock will convert into a number of shares of common stock equal to 1/1000 of the quotient of: (A) 15% of the excess of (1) our “enterprise value” (as defined in our Charter) plus the aggregate value of distributions paid to date on the then outstanding shares of our common stock over (2) the aggregate purchase price paid by stockholders for those outstanding shares of common stock plus an aggregated 6.0% cumulative, non-compounded, annual return on the original issue price of those outstanding shares, divided by (B) our enterprise value divided by the number of outstanding shares of common stock on an as-converted basis, in each case calculated as of the date of the conversion. Shares of our convertible stock are not paid dividends and as of the date hereof all shares of convertible stock remained outstanding.
Our Relationships with our Advisor and our Sponsor
Steadfast Apartment Advisor, LLC is our advisor and, as such, supervises and manages our day-to-day operations and selects our real property investments and real estate-related assets, subject to oversight by our Board of Directors. Our advisor also provides marketing, sales and client services on our behalf. Our advisor is owned by our sponsor. Mr. Emery, our Chairman of the Board of Directors and Chief Executive Officer, indirectly controls our sponsor, our advisor and the dealer manager in our initial public offering, Stira Capital Markets Group, LLC. Ms. Ana Marie del Rio, our Secretary, owns an indirect 7% interest in our sponsor, advisor and dealer manager. Crossroads Capital Multifamily, LLC (“Crossroads Capital Multifamily”), owns a 25% membership interest in our sponsor. Pursuant to the Third Amended and Restated Operating Agreement of our sponsor, effective as of January 1, 2014, as amended, distributions are allocated to each member of our sponsor in an amount equal to such member’s accrued and unpaid 10% preferred return, as defined in the Third Amended and Restated Operating Agreement. Thereafter, all distributions to Crossroads Capital Multifamily are subordinated to distributions to the other member of our sponsor, Steadfast Holdings, until Steadfast Holdings has received an amount equal to certain expenses, including certain organization and offering costs, incurred by Steadfast Holdings and its affiliates on our behalf.

All of our other officers and directors, other than our independent directors, are officers of our advisor and officers, limited partners and/or members of our sponsor and other affiliates of our advisor.
We and our operating partnership have entered into the advisory agreement with our advisor and our operating partnership which has a one-year term expiring December 13, 2019 (the “advisory agreement”), subject to an unlimited number of successive one-year renewals upon mutual consent of the parties. We may terminate the advisory agreement without cause or penalty upon 60 days written notice and immediately upon fraud, criminal conduct, willful misconduct, gross negligence or material breach of the advisory agreement by our advisor or our advisor’s bankruptcy. If we terminate the advisory agreement, we will pay our advisor all unpaid advances for operating expenses and all earned but unpaid fees.
Services provided by our advisor under the terms of the advisory agreement include the following:

•	finding, presenting and recommending investment opportunities to us consistent with our investment policies and objectives;

•	making investment decisions for us, subject to the limitations in our Charter and the direction and oversight of our Board of Directors;

•	structuring the terms and conditions of our investments, sales and joint ventures;

•	acquiring investments on our behalf in compliance with our investment objectives and policies;

•	sourcing and structuring our loan originations;

•	arranging for financing and refinancing of investments;

•	entering into service agreements for our loans;

•	supervising and evaluating each loan servicer’s and property manager’s performance;

•	reviewing and analyzing the operating and capital budgets of the properties underlying our investments and the properties we may acquire;

•	entering into leases and service contracts for our properties;

•	assisting us in obtaining insurance;

•	generating our annual budget;

•	reviewing and analyzing financial information for each of our assets and our overall investment portfolio;

•	formulating and overseeing the implementation of strategies for the administration, promotion, management, financing and refinancing, marketing, servicing and disposition of our investments;

•	performing investor relations services;

•	maintaining our accounting and other records and assisting us in filing all reports required to be filed with the SEC, the Internal Revenue Service and other regulatory agencies;

•	engaging and supervising the performance of our agents, including our registrar and transfer agent; and

•	performing any other services reasonably requested by us.
The above summary is provided to illustrate the material functions that our advisor performs for us as an advisor and is not intended to include all of the services that may be provided to us by our advisor, its affiliates or third parties.

Our advisor also entered into an Advisory Services Agreement with Crossroads Capital Advisors, LLC (“Crossroads Capital Advisors”), an affiliate of Crossroads Capital Multifamily, whereby Crossroads Capital Advisors provides certain advisory services to us on behalf of our advisor.
Fees and Expense Reimbursements Paid to our Advisor
Pursuant to the terms of our advisory agreement, we pay our advisor the fees described below.

•
We pay our advisor an acquisition fee of 1.0% of the cost of investment, which includes the amount actually paid or budgeted to fund the acquisition, origination, development, construction or improvement of any real property or real estate-related asset acquired. For the year ended December 31, 2018, we did not incur or pay acquisition fees to our advisor. For the six months ended June 30, 2019, we incurred and paid to our advisor acquisition fees of $48,343.

•
We pay our advisor a loan coordination fee equal to 1.0% of the initial amount of the new debt financed or outstanding debt assumed in connection with the acquisition, development, construction, improvement or origination of a property or a real estate-related asset. In addition, in connection with any financing or the refinancing of any debt (in each case, other than identified at the time of the acquisition of a property or a real estate-related asset), we pay our advisor or its affiliate a loan coordination fee equal to 0.75% of the amount of debt financed or refinanced. In some instances, our advisor may reduce the loan coordination fee to $100,000 per loan refinanced. For the year ended December 31, 2018, we incurred $3,562,595 and paid $4,290,695 of loan coordination fees to our advisor. For the six months ended June 30, 2019, we incurred and paid no loan coordination fees to our advisor.

•
We pay our advisor a monthly investment management fee equal to one-twelfth of 1.0% of (1) the cost of our investments in real properties and real estate-related assets acquired directly by the Company or (2) the Company’s allocable cost of each investment in real property or real estate-related asset acquired through a joint venture. For the year ended December 31, 2018, we incurred investment management fees to our advisor of $15,743,185. During the same period we paid $15,687,320 of investment management fees to our advisor. For the six months ended June 30, 2019, we incurred $8,334,328 and paid $7,442,762 of investment management fees to our advisor.

•
We will pay our advisor a disposition fee of up to one-half of the brokerage commissions paid but in no event to exceed 1.0% of the sales price of each property or real estate-related asset sold if our advisor or its affiliates provides a substantial amount of services, as determined by a majority of our independent directors, in connection with the sale of a real property or real estate-related asset. To the extent the disposition fee is paid upon the sale of any assets other than real property, it will be included as an operating expense for purposes of the 2%/25% Guidelines (discussed below). With respect to a property held in a joint venture, the foregoing commission will be reduced to a percentage of such amounts reflecting our economic interest in the joint venture. For the year ended December 31, 2018 and the six months ended June 30, 2019, we did not incur or pay our advisor any disposition fees.

In addition to the fees we pay to our advisor pursuant to the advisory agreement, we also reimburse our advisor and its affiliates for the costs and expenses described below.

•
We reimbursed our advisor and its affiliates for organization and offering expenses, for actual legal, accounting, tax, printing, mailing and filing fees, charges of our transfer agent, expenses of organizing the company, data processing fees, advertising and sales literature costs, out-of-pocket due diligence costs, and amounts to reimburse our advisor or its affiliates for the salaries of its employees and other costs in connection with preparing supplemental sales materials and providing other administrative services in connection with our initial public offering. Any such reimbursement did not exceed actual expenses incurred by our advisor.

For the year ended December 31, 2018, we incurred $0 and paid $262,387 to our advisor for the reimbursement of organization and offering expenses. For the six months ended June 30, 2019, we incurred $0 and paid $113,998 to our advisor for the reimbursement of organization and offering expenses. Following the termination of our initial public offering, our advisor had an obligation to reimburse us to the extent total organization and offering expenses (including sales commissions and dealer manager fees) borne by us exceeded 15% of the gross proceeds raised in the initial public offering. Total organization and offering expenses borne by us did not exceed 15% of the gross offering proceeds in our public offering.

•
Subject to the 2%/25% Guidelines discussed below, we reimburse our advisor for all expenses incurred by our advisor in providing services to us, including our allocable share of our advisor’s overhead such as rent, employee costs, utilities and information technology costs; provided, however, that no reimbursement shall be made for costs of such personnel to the extent that personnel are used in transactions for which our advisor receives an acquisition fee, investment management fee, loan coordination fee or disposition fee or for the employee costs our advisor pays to our executive officers. For the year ended December 31, 2018, we incurred and reimbursed our advisor $1,175,061 and $1,157,836 for administrative services. For the six months ended June 30, 2019, we incurred and reimbursed $828,151 and $748,384, respectively, for administrative services to our advisor.

•
We reimburse our advisor for acquisition expenses incurred related to the selection, evaluation, acquisition and development of real property investments and real estate-related investments as long as total acquisition fees and expenses (including any loan coordination fees) relating to the purchase of an investment do not exceed 4.5% of the contract price of the property unless such excess is approved by our Board of Directors. For the year ended December 31, 2018, we incurred and reimbursed our advisor acquisition expenses of $26,113 and $24,507, respectively. For the six months ended June 30, 2019, we incurred and reimbursed our advisor acquisition expenses of $311,373 and $292,980, respectively.

2%/25% Guidelines
As described above, our advisor and its affiliates are entitled to reimbursement of actual expenses incurred for administrative and other services provided to us for which they do not otherwise receive a fee. However, we will not reimburse our advisor or its affiliates at the end of any fiscal quarter for “total operating expenses” that for the four consecutive fiscal quarters then ended, or the expense year, exceeded the greater of (1) 2% of our average invested assets or (2) 25% of our net income, which we refer to as the “2%/25% Guidelines,” and our advisor must reimburse us quarterly for any amounts by which our total operating expenses exceed the 2%/25% Guidelines in the expense year, unless our independent directors have determined that such excess expenses were justified based on unusual and non-recurring factors.
For purposes of the 2%/25% Guidelines, “total operating expenses” means all expenses paid or incurred by us, that are in any way related to our operation, including our allocable share of our advisor’s overhead, but excluding (a) the expenses of raising capital such as organization and offering expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, listing and registration of shares of our common stock; (b) interest payments; (c) taxes; (d) non-cash expenditures such as depreciation, amortization and bad debt reserves; (e) reasonable incentive fees based on the gain in the sale of our assets; (f) acquisition fees and acquisition expenses (including expenses relating to potential acquisitions that we do not close) and investment management fees; (g) real estate commissions on the resale of investments; and (h) other expenses connected with the acquisition, disposition, management and ownership of investments (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair, and improvement of real property). At December 31, 2018 and June 30, 2019, our total operating expenses, as defined above, did not exceed the 2%/25% Guidelines.

Selling Commissions and Fees Paid to our Dealer Manager
The dealer manager for our initial public offering of common stock was Stira Capital Markets Group, LLC, an affiliate of our sponsor. Our dealer manager is a licensed broker-dealer registered with Financial Industry Regulatory Authority, Inc. As the dealer manager for our initial public offering, Stira Capital Markets Group, LLC was entitled to certain selling commissions, dealer manager fees and reimbursements relating to raising capital. The dealer manager agreement with our dealer manager provided for the following compensation:

•
We paid our dealer manager selling commissions of up to 7% of the gross offering proceeds from the sale of our shares, all of which could be reallowed to participating broker-dealers. We allowed a participating broker-dealer to elect to receive the 7% selling commission at the time of sale or elect to have the selling commission paid on a trailing basis. A participating broker-dealer electing to receive a trailing selling commission will be paid as follows: 3% at the time of sale and the remaining 4% paid ratably (1% per year) on each of the first four anniversaries of the sale. For the year ended December 31, 2018, we paid $262,387 in trailing selling commissions to our dealer manager. For the six months ended June 30, 2019, we paid $113,998 in trailing selling commissions to our dealer manager.

•
We paid our dealer manager a dealer manager fee of 3% of the gross offering proceeds from the sale of our shares (a portion of which could be reallowed to participating broker-dealers). No dealer manager fees were paid to our dealer manager during the year ended December 31, 2018, and the six months ended June 30, 2019.

Fees and Reimbursements Paid to our Property Manager

•
We have entered into property management agreements with Steadfast Management Company, Inc., an affiliate of our sponsor, in connection with the management of our multifamily properties. Pursuant to the property management agreements, we pay the property manager a monthly management fee equal to a range from 2.5% to 3.0% of each property’s gross revenues (as defined in the respective property management agreements) for each month. Each property management agreement has an initial one-year term and will continue thereafter on a month-to-month basis unless either party gives 60 days’ prior notice of its desire to terminate the property management agreement, provided that we may terminate the property management agreement at any time upon the determination of gross negligence, willful misconduct or bad acts of the property manager or its employees or upon an uncured breach of the agreement upon 30 days’ prior written notice to the property manager. For the year ended December 31, 2018, we incurred and paid property management fees of $4,886,436 and $4,872,734, respectively, to the property manager. For the six months ended June 30, 2019, we incurred and paid property management fees of $2,479,427 and $2,473,367, respectively, to the property manager.

•
The property management agreements specify that we are to reimburse the property manager for the salaries and related benefits of on-site personnel. For the year ended December 31, 2018, we incurred and reimbursed on-site personnel costs of $14,959,964 and $14,958,751, respectively, to the property manager. For the six months ended June 30, 2019, we incurred and reimbursed on-site personnel costs of $7,504,136 and $7,540,194, respectively, to the property manager.

•
The property management agreements also specify certain other fees payable to the property manager for benefit administration, information technology infrastructure, licenses, support and training services and capital expenditures. For the year ended December 31, 2018, we incurred and reimbursed other fees of $1,916,387 and $1,916,348, respectively,  and incurred and paid capital expenditures of $7,295 to the property manager. For the six months ended June 30, 2019, we incurred and reimbursed other fees of $1,629,425 and $1,567,441, respectively, to the property manager. No capital expenditures were incurred or paid during the six months ended June 30, 2019.

Payments to our Construction Manager

•
We have entered into construction management agreements with Pacific Coast Land and Construction, Inc., or our construction manager, an affiliate of our sponsor, in connection with capital improvements and renovation or value-enhancement projects for certain of our properties. The construction management fee payable with respect to each property under the construction management agreement ranges from 8.0% to 12.0% of the costs of the improvements for which the construction manager has planning and oversight authority. Generally, each construction management agreement can be terminated by either party with 30 days’ prior written notice to the other party. For the year ended December 31, 2018, we incurred and paid construction management fees of $585,532 and $700,410, respectively, to the construction manager. For the six months ended June 30, 2019, we incurred and paid construction management fees of $461,417 and $427,467, respectively, to the construction manager.

•
The construction management agreements also specify that we are to reimburse the construction manager for the salaries and related benefits of certain of its employees for time spent working on capital improvements and renovations. We may also reimburse the construction manager for the salaries and related benefits of certain of its employees for time spent working on capital improvements and renovations. For the year ended December 31, 2018, we incurred and reimbursed labor costs of $908,206 and $941,879, respectively, to the construction manager. For the six months ended June 30, 2019, we incurred and reimbursed labor costs of $261,305 and $279,297, respectively, to the construction manager.

Pending Mergers with Steadfast Income REIT and Steadfast Apartment REIT III
On August 5, 2019, we entered into merger agreements to acquire each of Steadfast Income REIT and Steadfast Apartment REIT III. Both mergers are stock-for-stock transactions whereby each of Steadfast Income REIT and Steadfast Apartment REIT III will be merged into one of our wholly-owned subsidiaries. The consummation of our merger with Steadfast Income REIT is not contingent upon the completion of the merger with Steadfast Apartment REIT III, and the consummation of the merger with Steadfast Apartment REIT III is not contingent upon the completion of the Company’s merger with Steadfast Income REIT. Steadfast Income REIT is externally advised by Steadfast Income Advisor, LLC (“SIR Advisor”) and Steadfast Apartment REIT III is externally advised by Steadfast Apartment Advisor III, LLC (“STAR III Advisor”). Each of SIR Advisor and STAR III Advisor is an indirect subsidiary of our sponsor. For additional information on our pending merger with Steadfast Income REIT and Steadfast Apartment REIT III, see our Current Report on Form 8-K filed with the SEC on August 6, 2019.
Amended and Restated Advisory Agreement
Concurrently with the entry into the merger agreements, we and our advisor entered into the Amended and Restated STAR Advisory Agreement (the “Amended STAR Advisory Agreement”), which will become effective at the effective time of the earlier of the merger with Steadfast Income REIT and the merger with Steadfast Apartment REIT. The Amended STAR Advisory Agreement amends our existing advisory agreement to lower certain fees and to change the form of consideration for the investment management fee so that such fees are paid 50% in cash and 50% in STAR common stock. In addition, the Amended STAR Advisory Agreement provides for a Subordinated Incentive Listing Fee and Subordinated Share of Net Sales Proceeds (each as defined in the Amended STAR Advisory Agreement) to be payable to our advisor.
Pursuant to the merger agreements, our advisor may request to receive a new class of convertible stock in exchange for our convertible stock owned by the advisor in lieu of the incentive and performance fees provided for in the Amended STAR Advisory Agreement; provided that such request must be made prior to the consummation of either of the mergers.
Other Transactions

•
We deposit amounts with an affiliate of our sponsor to fund a prepaid insurance deductible account to cover the cost of required insurance deductibles across all properties owned by us and other affiliated entities of our sponsor. Upon filing a major claim, proceeds from the insurance deductible account may be used by us or another affiliate of our sponsor. In addition, we deposit amounts with an affiliate of our sponsor to cover the cost of property and property related insurance across certain of our properties. For the year ended December 31, 2018, we incurred $1,394,218 and funded $1,323,074 into the prepaid insurance deductible and property insurance accounts to an affiliate of our sponsor and earned $150,000 and received $75,000 in insurance proceeds from an affiliate of our sponsor upon filing claims. For the six months ended June 30, 2019, we incurred $641,978 and funded $540,405 into the prepaid insurance deductible and property insurance accounts to an affiliate of our sponsor and earned $0 and received $75,000 in insurance proceeds from an affiliate of our sponsor related to the filing of any claims.

•
We rent apartment homes to an affiliate of our sponsor for use as regional offices. For the year ended December 31, 2018, we earned and received $21,589 of rental revenue from our affiliates. For the six months ended June 30, 2019, we earned and received $29,490 of rental revenue from our affiliates.

Currently Proposed Transactions
Other than as described above, there are no currently proposed material transactions with related persons other than those covered by the terms of the agreements described above.
Policies and Procedures for Transactions with Related Persons
In order to reduce or eliminate certain potential conflicts of interest, our Charter and our advisory agreement contain restrictions and conflict resolution procedures relating to transactions we enter into with our advisor, our directors or their respective affiliates. Each of the restrictions and procedures that apply to transactions with our advisor and its affiliates will also apply to any transaction with any entity or real estate program controlled by our advisor and its affiliates. As a general rule, any related party transaction must be approved by a majority of the directors (including a majority of independent directors) not otherwise interested in the transaction. In determining whether to approve or authorize a particular related party transaction, these persons will consider whether the transaction between us and the related party is fair and reasonable to us and has terms and conditions no less favorable to us than those available from unaffiliated third parties.
We have also adopted a Code of Ethics that applies to each of our officers and directors, which we refer to as “covered persons.” The Code of Ethics sets forth certain conflicts of interest policies that limit and govern certain matters among us, the covered persons, our advisor and their respective affiliates. Our Code of Ethics is available on our website at www.steadfastreits.com. For more information on our Code of Ethics, see “Code of Business Conduct and Ethics.”

ANNUAL REPORT
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 was mailed to stockholders on or about April 22, 2019. Our Annual Report on Form 10-K is incorporated in this proxy statement and is deemed a part of the proxy soliciting material.
ANY STOCKHOLDER WHO DID NOT RECEIVE A COPY OF OUR MOST RECENT ANNUAL REPORT ON FORM 10-K OR WOULD LIKE ADDITIONAL COPIES, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SEC, SHALL BE FURNISHED A COPY WITHOUT CHARGE UPON WRITTEN REQUEST TO: STEADFAST APARTMENT REIT, INC., 18100 VON KARMAN AVENUE, SUITE 500, IRVINE, CALIFORNIA 92612, ATTENTION: SECRETARY.

CODE OF BUSINESS CONDUCT AND ETHICS
We have adopted a Code of Business Conduct and Ethics (the “Code of Ethics”), which contains general guidelines for conducting our business and is designed to help directors, employees and independent consultants resolve ethical issues in an increasingly complex business environment. The Code of Ethics applies to all of our officers, including our principal executive officer, principal financial officer, principal accounting officer, controller and persons performing similar functions and all members of our Board of Directors. The Code of Ethics covers topics including, but not limited to, conflicts of interest, record keeping and reporting, payments to foreign and U.S. government personnel and compliance with laws, rules and regulations. Our Code of Ethics is available on our website at www.steadfastreits.com. We will also provide to any person without charge a copy of our Code of Ethics, including any amendments or waivers, upon written request delivered to our principal executive office at Steadfast Apartment REIT, Inc., 18100 Von Karman Avenue, Suite 500, Irvine, California 92612, Attention: Secretary.

PROPOSALS FOR 2020 ANNUAL MEETING OF STOCKHOLDERS
Under SEC regulations, any stockholder desiring to make a proposal to be acted upon at the 2020 Annual Meeting of Stockholders must cause such proposal to be received at our principal executive offices located at 18100 Von Karman Avenue, Suite 500, Irvine, California 92612, Attention: Secretary, no later than May 20, 2020, in order for the proposal to be considered for inclusion in our proxy statement for that meeting; provided, however, that in the event that the date of the 2020 Annual Meeting of Stockholders is advanced or delayed by more than thirty days from the first anniversary of the date of the 2019 Annual Meeting, the deadline for the delivery of such stockholder proposal will be a reasonable time prior to the date we begin to print and send our proxy materials. Stockholders also must follow the procedures prescribed in Rule 14a-8 promulgated under the Exchange Act.
Pursuant to Article II, Section 11(a)(2) of our bylaws, if a stockholder wishes to present a proposal at the 2020 Annual Meeting of Stockholders, whether or not the proposal is intended to be included in the proxy statement for that meeting, the stockholder must give advance written notice thereof to our Secretary at our principal executive offices, no earlier than April 20, 2020 and no later than 5:00 p.m., Eastern Time, on May 20, 2020; provided, however, that in the event that the date of the 2020 Annual Meeting of Stockholders is advanced or delayed by more than thirty days from the first anniversary of the date of the 2019 Annual Meeting of Stockholders, written notice of a stockholder proposal must be delivered not earlier than the 150th day prior to the date of the 2020 Annual Meeting of Stockholders and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the 2020 Annual Meeting of Stockholders as originally convened, or the tenth day following the day on which public announcement of the date of the 2020 Annual Meeting of Stockholders is first made. Any stockholder proposals not received by us by the applicable date in the previous sentence will be considered untimely. Rule 14a-4(c) promulgated under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits with respect to such untimely proposals. We presently anticipate holding the 2020 Annual Meeting of Stockholders in November 2020.

OTHER MATTERS
Mailing of Materials; Other Business
We are mailing a proxy card together with this proxy statement to all stockholders of record on or about September 17, 2019. The only business to come before the 2019 Annual Meeting of which management is aware is set forth in this proxy statement. If any other business does properly come before the 2019 Annual Meeting or any postponement or adjournment thereof, the proxy holders will vote in regard thereto according to their discretion insofar as such proxies are not limited to the contrary.
It is important that proxies be returned promptly. Therefore, stockholders are urged to date, sign and return the accompanying proxy card in the accompanying return envelope. Investors may also vote by telephone by calling (866) 858-9505 or by internet by following the instructions provided on the accompanying proxy card.
Legal Proceedings
We are not aware of any current legal proceedings involving any of our directors or executive officers and either the Company or any of its subsidiaries.

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY:
INTERNET
P.O. BOX 8035	Go To: www.proxypush.com/STAR
CARY, NC 27512-9916	• Cast your vote online.
• Have your Proxy Card ready.
• Follow the simple instructions to record your vote.
PHONE
Call 1-866-858-9505
• Use any touch-tone telephone.
• Have your Proxy Card ready.
• Follow the simple recorded instructions.
MAIL
• Mark, sign and date your Proxy Card.
• Fold and return your Proxy Card in the postage- paid envelope provided with the address below showing through the window.

PROXY TABULATOR
P.O. BOX 8035
CARY, NC 27512-9916

ò Please fold here — Do not separate ò

STEADFAST APARTMENT REIT, INC.
ANNUAL MEETING OF STOCKHOLDERS
NOVEMBER 5, 2019
Solicited by the Board of Directors
Please Vote by November 4, 2019
The undersigned stockholder of Steadfast Apartment REIT, Inc., a Maryland corporation, hereby appoints Rodney F. Emery and Ana Marie del Rio, and each of them as proxies, for the undersigned with full power of substitution in each of them, to attend the 2019 Annual Meeting of Stockholders of Steadfast Apartment REIT, Inc. to be held on Tuesday, November 5, 2019 at 3:30 p.m. local time, at 18100 Von Karman Avenue, Suite 500, Irvine, California 92612, and any and all adjournments and postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying proxy statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.
This proxy is solicited on behalf of the Steadfast Apartment REIT, Inc.’s Board of Directors. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 2019 Annual Meeting, including matters incident to its conduct.

When shares are held by joint tenants or tenants in common, the signature of one shall bind all unless the Secretary of the company is given written notice to the contrary and furnished with a copy of the instrument or order which so provides. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Stock Owner sign here

Co-Owner sign here

Date	Scan code for mobile voting
PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE

EVERY STOCKHOLDER’S VOTE IS IMPORTANT!

This communication presents only an overview of the more complete proxy materials that are available to you in this packet and on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The Proxy Statement and Annual Report are available at: www.proxypush.com/STAR

PLEASE AUTHORIZE YOUR PROXY TODAY!

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” FIVE NOMINEES TO THE BOARD OF DIRECTORS NAMED BELOW AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019. IF NO SPECIFICATIONS ARE MADE, SUCH PROXY WILL BE VOTED “FOR” BOTH PROPOSALS.

1.
The election of Rodney F. Emery, Ella S. Neyland, Kerry D. Vandell, G. Brian Christie and Thomas H. Purcell to serve as Directors until the Annual Meeting of Stockholders of Steadfast Apartment REIT, Inc. to be held in the year 2020 and until each of their successors is duly elected and qualifies.
			FOR ALL ☐	WITHHOLD ALL ☐
To vote on each nominee individually, please vote below:

	Nominees:		FOR	WITHHOLD
	(1) Rodney F. Emery		☐	☐
	(2) Ella S. Neyland		☐	☐
	(3) Kerry D. Vandell		☐	☐
	(4) G. Brian Christie		☐	☐
	(5) Thomas H. Purcell		☐	☐

		FOR	AGAINST	ABSTAIN
2.	Ratification of the appointment of Ernst & Young LLP to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.	☐	☐	☐

YOUR VOTE IS IMPORTANT! PLEASE BE SURE TO SIGN, DATE AND RETURN YOUR PROXY CARD TODAY!